UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 11, 2010

ELIXIR GAMING TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-32161	91-1696010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Unit 3705, 37/F, The Centrium

60 Wyndham Street

Central, Hong Kong

(Address of principal executive offices)

+ 852-3151-3800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

On July 25, 2009, the Company entered into a Machines Operation and Participation Agreement and an Option Deed (collectively “NagaWorld Agreement”) with NagaWorld Limited (“NagaWorld”), a Hong Kong company and the wholly-owned subsidiary of the Hong Kong listed NagaCorp Ltd.   The Agreement was filed an exhibit to a current report on For 8-K filed by the Company with the Securities and Exchange Commission (“Commission”) on July 30, 2009, however certain portions of the exhibit were omitted pursuant to the Company’s confidential treatment request (filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934).  The Agreement is being re-filed by way of this current report on Form 8-K in order to include certain portions, located in Schedules C and D to the Agreement, that were omitted from the Agreement filed as an exhibit to the Form 8-K filed on July 30, 2009.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits	Method Filing

The following exhibit is filed with this report:

Exhibit 99.1	Machines Operation and Participation Agreement dated July 25, 2009 between Registrant, Elixir Gaming Technologies (Hong Kong) Limited and NagaWorld Limited(1)	Filed Electronically herewith

(1)    Certain portions of the exhibit have been omitted pursuant to Registrant’s confidential treatment request filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  The omitted text has been filed separately with the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELIXIR GAMING TECHNOLOGIES, INC.

Dated: February 11, 2010	/s/ Clarence Chung
Clarence Chung, Chef Executive Officer